Foreign Currency Forward Contracts	12 Months Ended
Dec. 31, 2010
Foreign Currency Forward Contracts [Abstract]
Foreign currency forward contracts
19.	Foreign currency forward contracts

The Group, as a result of its global operating and financing activities, is exposed to changes in foreign currency exchange rates which may adversely affect its results of operations and financial position. The Group uses foreign currency forward exchange contracts to hedge the exposure to foreign currency risk, primarily the Euro and US dollar. The purpose of the Group’s foreign currency derivative activities is to protect the Group from the risk that the Renminbi net cash flows resulting from forecasted foreign currency-denominated transactions will be negatively affected by changes in exchange rates. The Group uses foreign currency forward exchange contracts to offset changes in the amount of future cash flows associated with certain third-party sales expected to occur within the next 12 months.

The Group accounts for derivative instruments pursuant to ASC 815, Derivatives and Hedging, as amended and interpreted, and recognizes all derivative instruments as either assets or liabilities at fair value in other assets or other liabilities in the consolidated balance sheets. The Group has evaluated various factors and determined that there is no ineffectiveness to be recorded for the foreign-currency forward contracts entered in 2010, and the foreign currency forward exchange contracts qualified for foreign currency cash flow hedge accounting. When hedging relationships are highly effective, the effective portion of the gain or loss on the derivative cash flow hedges is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. The effectiveness of designated hedging relationships is tested and documented on quarterly basis. During the year ended December 31, 2010, the Group entered into foreign exchange forward contracts with a notional amount of Euro 186,593 and US Dollar 335,976. As of December 31, 2010, the Group had outstanding foreign currency forward exchange contracts with notional amounts of Euro 12,807 and US Dollar 67,136, and the fair value of the open contracts, net of tax, was a gain of RMB 2,326, which was recorded in accumulated other comprehensive loss.

The following table displays the outstanding notional balances and the estimated fair value of the Group’s foreign-currency forward exchange contracts and embedded derivatives as of December 31, 2009 and 2010:

	As of December 31,	As of December 31,	As of December 31,	As of December 31,
	2009	2009	2010	2010
	RMB	RMB	RMB	RMB
	Notional Amount	Estimate fair value	Notional Amount	Estimate fair value
Foreign exchange forward contracts under cash flow hedge, recorded in other current assets / (other payables to third parties)	10,716	(831)	557,407	2,493
Embedded foreign currency derivatives recorded in derivative assets	491,630	6,488	238,417	5,464
Capped call options recorded in derivative assets	—	4,033	—	9,127
Embedded derivatives underlying convertible notes recorded in embedded derivatives	—	(136,632)	—	(66,174)